Exhibit 32.2

Certification of Chief Financial Officer regarding Form 10-K for year 2004 pursuant to 18 USC
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Redwood Trust, Inc. (the “Company’) on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harold F. Zagunis, Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Harold F. Zagunis

Harold F. Zagunis
Chief Financial Officer

March 14, 2005

This Certification is made solely for the purpose of 18 USC Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.